Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report Amendment No. 1 on Form 10-Q/A of Thermo Electron Corporation (the "Company") for the period ended June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Richard F. Syron, Chief Executive Officer of the Company, and Theo Melas-Kyriazi, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

       1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 14, 2002                         /s/ Richard F. Syron
                                               ---------------------------------
                                               Richard F. Syron
                                               Chief Executive Officer



Dated: August 14, 2002                         /s/ Theo Melas-Kyriazi
                                               ---------------------------------
                                               Theo Melas-Kyriazi
                                               Chief Financial Officer